Number of Operating Retail Properties Total Owned Retail GLA (SF) Operating Retail Portfolio Percent Leased Annualized Base Rent (ABR) Per SF % of ABR from assets with a grocery component Equity Market Cap1 Enterprise Value1 Net Debt to EBITDA2 Fitch / Moody’s / S&P Ratings Note: Unless otherwise indicated, all Company data is pro forma for the combined company. 1. As of 10/27/2021. 2. Proforma for merger as of September 30, 2021, including $100M of transaction costs. • Top 5 open-air shopping center REIT primarily focused in warmer & cheaper markets with select strategic gateway exposure - 58% of ABR in warmer & cheaper markets - 24% of ABR in strategic gateway markets • High-quality open-air portfolio, predominantly necessity- based, grocery-anchored neighborhood and community centers along with vibrant mixed-use assets - 56% of ABR from community and neighborhood centers • Strong balance sheet with over $1 billion of available liquidity • Experienced, disciplined team focused on operational excellence and value creation

Note: These are hypothetical NOI growth and cap rates. KRG is not representing it can achieve these results or that a third party would ascribe a similar cap rate to the portfolio. 1. Percentage increase from annualized Q3 2021 NOI. 2. Assumes leasing up anchors to 97% at current avg. anchor ABR as of 3Q21 plus previous tenant recoveries. 3. Assumes leasing up to Q4 2019 level at current avg. shop ABR as of 3Q21 plus previous tenant recoveries. 4. Anticipated NOI from each project less in-place and signed-not-open NOI. 5. Assuming a current stock price of $20.45. • • • Anchor Lease-up2 Shop Lease-up3 Signed Not Open Tenants Active Development Potential4 TOTAL POTENTIAL NOI GROWTH

Carillon Washington, D.C. 1,200,000 3,000 One Loudoun Washington, D.C. 2,930,000 Main Street Promenade Chicago 10,000 47 Downtown Crown Washington, D.C. 42,000 • KRG is taking a fresh look at each piece of entitled land to determine the optimal real estate use and capital allocation decision • KRG, while experienced developers, may or may not pursue all the development opportunities • An independent third-party provided an opinion of value on key entitled land parcels:

Pro forma total enterprise value results in $7.5B company Entry into strategic markets and bolstered presence in existing markets Expected to be immediately accretive to earnings / share plus reduced cost of capital Near-term organic growth through lease-up and select development opportunities Lower pro forma leverage with limited near-term maturities

KIM REG FRT BRX KRG PECO SITC AKR ROIC AAT UE RPT Note: Market data as of October 27, 2021. Source of peer data is FactSet.

$29.28 $23.05 $19.67 $18.43 $15.12 FRT REG KRG KIM BRX Note: Comparison to only top 5 shopping center REITs by total enterprise value. Source of all company data is from supplemental disclosures from 2Q 2021 except for KRG which represents 3Q 2021. 1. SuperZip definition per Green Street Advisors and identifies ZIP codes in the U.S. that score in the 95th percentile in terms of per capita income and college graduation rates. 2. Based on ABR with the exception of FRT, which is based on GLA. 3. Based on ABR with the exception of FRT, which is based on GLA. KIM ABR includes 85% of portfolio based on information listed in 2Q 2021 supplemental disclosure. Warmer and Cheaper states include AL, AZ, CO, FL, GA, KY, LA, NC, NM, NV, OK, SC, TN, TX and UT. 4. Based on ABR with the exception of FRT, which is based on GLA. KIM ABR includes 85% of portfolio based on information listed in 2Q 2021 supplemental disclosure. Coastal and Sun Belt states include AL, AZ, CA, CT, DE, FL, GA, KY, LA, MA, MD, ME, NC, NJ, NM, NV, NY, OK, OR, RI, SC, TN, TX , VA and WA. 80% 79% 75% 70% 70% REG KIM FRT KRG BRX 5.3x 6.0x 6.3x 6.8x 7.1x REG KRG BRX FRT KIM 34% 26% 25% 16% 11% FRT KRG REG KIM BRX 58% 43% 43% 39% 6% KRG KIM BRX REG FRT 89% 88% 87% 83% 71% REG FRT KRG KIM BRX

⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ 1432305_1.wor Las Vegas – 4% Dallas / Fort Worth – 17% Houston – 4% Naples – 2% Miami / Fort Lauderdale – 3% Charlotte – 2% Raleigh / Durham – 3% 1. Warmer and Cheaper states include AL, AZ, CO, FL, GA, KY, LA, NC, NM, NV, OK, SC, TN, TX, and UT. Orlando / Daytona – 2% Texas Florida New York Maryland North Carolina Washington, DC / Baltimore – 11% New York – 9% Atlanta – 4% Phoenix – 2% Seattle – 4% Warmer and Cheaper Markets1 Strategic Gateway Markets (DC, Seattle and NYC)

KRG DIFFERENCE

KITE

PORTFOLIO OF DURABLE CASH FLOW AND GROWTH POTENTIAL

- **Expanding offerings to retailers via a more diverse property mix**
- **70% of retail ABR is from centers with a grocer component**
- **Majority of ABR coming from community and neighborhood centers**
- **Average asset size is 163k square feet**

- **Strong 3-mile demographics:**
  - Average Population: 116,700
  - Average Household Income: $109,300
  - Est. Annual 5-year Population Growth: 1.1%

COMMUNITY CENTERS


SPROUTS
FARMERS MARKET

ABR % **46%** Grocery Component % **84%**

POWER CENTERS


TJ·maxx

ABR % **18%** Grocery Component % **46%**

MIXED-USE CENTERS



ABR % **16%** Grocery Component % **58%**

NEIGHBORHOOD CENTERS


Publix
FOOD & PHARMACY

ABR % **10%** Grocery Component % **94%**

LIFESTYLE CENTERS


lululemon

ABR % **7%** Grocery Component % **54%**

Note: 3-Mile demographic stats are weighted by 3Q 2021 ABR and sourced from PopStats. Remaining 3% of portfolio are unanchored or single-tenant assets.

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1. Credit rating from S&P as of October 21, 2021. 1 The TJX Companies, Inc. 2 Best Buy Co., Inc. 3 PetSmart, Inc. 4 Ross Stores, Inc. 5 Michael Stores, Inc. 6 Gap, Inc. 7 Albertsons Companies, Inc. 8 Bed Bath & Beyond, Inc. 9 Dick’s Sporting Goods, Inc. 10 Lowe’s Companies, Inc. 11 Ahold USA, Inc. 12 The Kroger Co. 13 Publix Super Markets, Inc. 14 Petco Animal Supplies, Inc. 15 Total Wine & More Grocery / Drug Office Supply / Electronics Medical Pet Stores Hardware / Auto Banks Quick Service Restaurants Full Service Restaurants Soft Goods Discount Retailers Personal Service Professional Service Fitness Theatres / Entertainment Sporting Goods

1. Commercial GLA only. 2. Projected ROI for developments is an estimate of the expected stabilized annual operating cash flows to be generated divided by the estimated project costs. 3. Estimated return to KRG is infinite as KRG is projected to contribute no incremental capital to the venture. • • One Loudoun Downtown – Pads G & H Washington, DC / Baltimore Resi = 90% Commercial = 100% 67 378 Q2 2023 $131.0 $28.2 6.0% - 7.0% Circle East Washington, DC / Baltimore Resi = Air Rights Sale Commercial = 100% 82 370 Q4 2022 47.0 16.4 7.0% - 8.0% The Shoppes at Quarterfield Washington, DC / Baltimore 100% 58 n/a Q2 2022 10.2 4.8 10.0% - 11.0% Carillon MOB Washington, DC / Baltimore 100% 126 n/a Q4 2024 59.7 57.0 6.0% - 7.0% Glendale Town Center Apartments Indianapolis 12% 0 267 Q2 2022 1.3 0.0 7.0% - 8.0% Eddy Street Commons – Phase III South Bend 100% 69 n/a Q1 2022 7.5 2.7 8.5% - 9.5% Glendale Town Center Retail Indianapolis 100% 54 n/a Q1 2022 3.9 1.6 27.0% - 28.0% The Landing at Tradition – Phase II Port St. Lucie 100% 40 0 Q2 2023 10.1 10.1 10.0% - 11.0% The Corner Indianapolis 50% 24 285 Q4 2024 0.0 0.0 ∞3 ($ in M; GLA in ‘000s)

• • • Cost KRG Ownership % KRG Remaining Spend Est. Project Cash Yield Est. Incremental NOI @ Share Expected Stabilization Date

• • • Cost KRG Ownership % KRG Capital Required Est. Project Cash Yield Est. Incremental NOI @ share Expected Stabilization Date

1. As of September 30, 2021, proforma for merger and $100M of transaction costs. 2. Remaining redevelopment spend includes developments and signed Anchor Acceleration spend. • – $209M of cash on hand – $745M of revolver availability – NDE = 6.0x with no outstanding preferred shares1 • – ’22 debt maturities = $178M – Signed Anchor Acceleration = $17M – Potential Re-leasing Capital = $61M • – Current active developments = $121M – Pipeline development spend = $0 Moody’s S&P ($ in M) Fitch

1. Fixed rate debt includes floating rate debt that is swapped to a fixed rate. Includes $155M of KRG debt swapped from a blended fixed rate of 4.52% to a blended floating rate of LIBOR + 3.70%. 2. Cash proceeds from the exchangeable debt instrument issued in March 2021 are being held to payoff 2022 debt maturities. 178 193 24 8 11 95 150 430 400 75 100 100 400 200 120 150 250 1752 12 10 $- $100 $200 $300 $400 $500 $600 $700 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Mortgage Debt Senior Notes Term Loans Exchangeable Notes JV Debt Weighted Average Maturity Weighted Average Interest Rate Debt Type Rate Type1 ($ in M)

THIRD QUARTER RESULTS

THIRD QUARTER HIGHLIGHTS (KRG STAND-ALONE)

NAREIT FFO / FFO, as adjusted	**$0.25 / $0.33**	NAREIT FFO impacted by $2.1M from 2020 Collection Impact, offset by $9.2M of merger and acquisition costs
Same Property NOI	**10.8%**	Increased 2020 related rent collections drove outsized SSNOI growth
Total Leasing Volume	**~585K SF**	Strong leasing volume continues
Anchor / Shop Leased %	**94.8% / 88.7%**	Leased percentages increased sequentially by 160 bps and 90 bps, respectively
Leased-to-Occupied Spread	**400 bps**	Spread increased 60 bps sequentially and represents $14M in NOI

LEASING VOLUME[1]


SQUARE FOOTAGE LEASED ('000s)
515
368
264
300
256
302
457
534
427
638
585
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21

ABR PSF


$17.16
$17.35
$17.64
$17.83
$18.01
$18.08
$18.00
$18.42
$18.53
$18.48
$18.54
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21

1. Leasing volumes in prior years adjusted for sold properties.

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1. Estimate of potential outcomes of remaining project Anchor Acceleration vacancy. 2. New ABR is actual for Signed Not Open and average in place ABR for anchor tenants in the KRG portfolio as of 3Q’21. 3. Includes 8 of 12 comparable leases. 4. Represents the percentage increase of the Company's average in-place ABR as compared to previous tenants' ABR. These numbers are based on Management's estimates and assumptions, and there can be no assurance that such estimates and assumptions will be accurate or realized. 5. Represents the estimated total potential ABR divided by the cost of executing such leases. These numbers are based on Management's estimates and assumptions and there can be no assurance that such estimates and assumptions will be accurate or realized. 6. Assumes weighted average NNN revenue from previously occupied spaces. • • Count Square feet Capital / SF Total capital ($, M) Previous tenants ABR Estimated New ABR2 Cash lease spread Return on capital New NOI incl. NNN ($, M) FFO / Share

• • # of Leases Signed Leased SF Signed Year-over-year % Change Blended GAAP Spread

• – Established KRG’s 5-year ESG targets – Completed GRESB report for the second year, receiving an improved score from 2019 – Continue to implement Green Lease language with our tenants to help KRG’s ability to monitor and track each property’s performance – Continue Kite Cares initiatives to partner with local communities to better serve the welfare of local youth and those in need – On track to complete 15 LED upgrades at our properties, brining the total LED outfitted properties to 20% of the portfolio – Started pilot programs for water reduction at Chapel Hill in Dallas and Rampart Commons in Las Vegas – Continue to explore potential solar projects at a handful of our properties – Began the process to receive IREM certifications on nearly a third of KRG properties by year end – Continue to explore and institute additional diversity among our employees, board members and vendors •

• Setting goals will improve ESG scores at various institutions and signals a long-term ESG commitment from management - Establishing and publishing 5-year targets will align internal and external expectations with KRG’s ESG program Install LED parking lot lighting at 50% of KRG owned and managed properties 20% Install smart irrigation controls at 25% of KRG owned and managed properties 2% Implement a policy to transition landscaping in all future redevelopment projects to drought-tolerant landscape where permitted by code. On Target Install electric vehicle charging stations at 20% of KRG owned & managed properties 10% Achieve IREM certification for 75% of KRG owned and managed properties 19% Employee annual turnover at or below 20% 8% - 20% since 2012 Employee community volunteer participation of 75% > 90% in 2019 Conduct employee survey every 2 years to determine employee satisfaction On Target 20% female representation on Board of Directors and appoint a female committee chair 20% Annual Respectful Workplace training to all employees On Target 75% or greater attendance by members of the Board of Directors at all Board and Committee meetings 98% in 2020

OPEN-AIR

KITE

OMNICHANNEL = IMPORTANCE OF BRICK & MORTAR

- **"Coresight indicated that major retailers have revealed 48% mores openings and 37% fewer closures compared to 2020, and that U.S. store openings this year are tracking ahead of the pace in 2019 and 2018."[1]**

TARGET	Order Pickup, Drive Up, and Shipt **grew 55% in 2Q, on top of 270% last year**
LOWE'S	U.S. sales comps **up 32% on a two-year basis**
DICK'S	**Stores enabled 90%** of total sales during 2020.
BED BATH & BEYOND	Physical stores **fulfilled 35% of all digital sales in 2Q,** including more than 15% BOPIS
KOHL'S	Physical stores **fulfilled 43%** of all **digital sales** in 2020 90% of stores generated $1M+ in 4-wall cash flow
Walmart	**Curbside pickup** at ~3,900 locations and **same-day delivery** from ~3,250 stores
THE HOME DEPOT	**55% of online orders fulfilled through a store** in 2Q
BEST BUY	Physical stores **fulfilled ~60%** of all **online revenue.**
five BELOW	**Grew store base 14%** from end of Q2'20
Kroger	**Expanded to 2,239 Pickup locations** and 2,546 Delivery locations in 2Q, covering 98% of Kroger households

Source: Each such company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q.
1. WWD Article: "Retailers Rethink Brick-and-Mortar Potential"

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• • • – Other property types operating costs can range from $20 - $70 psf – Shopping center operating costs can range from $5 - $10 psf • – Lower operating costs equate to retailer savings • • • • – 30% lower gross rent charges – Sales expected increase to $1.27M from $977k in other location

Shop and purchase in the physical store Order online and select a delivery time slot Product shipped from store Drive up and have order brought to your car Order online and pick up in store

44% of ABR is deemed essential 41% of ABR service-oriented tenants offer necessary daily trips post-COVID 15% of ABR from primarily full-service restaurants creates additional traffic Essential shadow anchors Target and Bank of America drive daily trips Sufficient access points to the shopping center to ensure quick and convenient trips

• Forward-Looking Statements • This Investor Update, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. • Currently, one of the most significant factors that could cause actual outcomes to differ significantly from our forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, including possible resurgences and mutations, on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets. The effects of COVID-19 have caused and may continue to cause many of our tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their rent obligations, and therefore has and will continue to impact us significantly for the foreseeable future. COVID-19 has impacted us significantly, and the extent to which it will continue to impact us and our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the continued speed of the vaccine distribution, the efficacy of vaccines, including against variants of COVID-19, acceptance and availability of vaccines, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. • Additional risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: • risks associated with the merger with RPAI, including the integration of the businesses of the combined company, the ability to achieve expected synergies or costs savings and potential disruptions to the Company’s plans and operations; • the ability to achieve projected potential NOI growth and estimated returns on projects; • our ability to meet ESG goals; • national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty; • financing risks, including the availability of, and costs associated with, sources of liquidity; • the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; • the level and volatility of interest rates; • the financial stability of tenants, including their ability to pay rent or request rent concessions, and the risk of tenant insolvency and bankruptcy; • the competitive environment in which the Company operates, including potential oversupplies of and reduction in demand for rental space; acquisition, disposition, development and joint venture risks; • property ownership and management risks, including the relative illiquidity of real estate investments, periodic costs to repair, renovate and re-lease spaces, operating costs and expenses, vacancies or the inability to rent space on favorable terms or at all; • the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; • potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the attractiveness of our properties to tenants, the actual and perceived impact of e-commerce on the value of shopping center assets and changing demographics and customer traffic patterns; • risks related to our current geographical concentration of the Company’s properties in Texas, Florida, New York, Maryland, Virginia and North Carolina; • civil unrest, acts of terrorism or war, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and severe weather conditions such as hurricanes, tropical storms, tornadoes, earthquakes, droughts, floods and fires, including such events or conditions that may result in underinsured or uninsured losses or other increased costs and expenses; • changes in laws and government regulations including governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate, and the costs of complying with such changed laws and government regulations; • possible short-term or long-term changes in consumer behavior due to COVID-19 and the fear of future pandemics; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; • other factors affecting the real estate industry generally; and • other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in the Company’s quarterly reports on Form 10-Q. • The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. • This Investor Update also includes certain forward-looking non-GAAP information. Due to high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these estimates, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts.

NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses, including merger and acquisition costs. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination income in excess of lost rent, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. When the Company receives payments in excess of any accounts receivable for terminating a lease, Same Property NOI will include such excess payments as monthly rent until the earlier of the following: the expiration of 12 months or the start date of a replacement tenant. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular periods presented and thus provides a more consistent metric for the comparison of our properties. Same Property NOI includes the results of properties that have been owned for the entire current and prior year reporting periods. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company a) begins recapturing space from tenants or b) the contemplated plan significantly impacts the operations of the property. For the quarter ended September 30, 2021, the Company excluded three redevelopment properties from the same property pool that met these criteria and were owned in both comparable periods. In addition, the Company excluded one recently acquired property from the same property pool.

EBITDA The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results. FUNDS FROM OPERATIONS Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO excludes the gain on the sale of the ground lease portfolio as this sale was part of our capital strategy distinct from our ongoing operating strategy of selling individual land parcels, from time to time. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement. From time to time, the Company may report or provide guidance with respect to “FFO as adjusted” which starts with FFO, as def ined by NAREIT, and then removes the impact of certain non-recurring and non-operating transactions or other items the Company does not consider to be representative of its core operating results including without limitation, gains or losses associated with the early extinguishment of debt, gains or losses associated with litigation involving the Company that is not in the normal course of business, merger and acquisition costs, the impact on earnings from employee severance, the excess of redemption value over carrying value of preferred stock redemption, and the impact of 2020 bad debt or 2020 accounts receivable ("2020 Collection Impact"), which are not otherwise adjusted in the Company’s calculation of FFO.